UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

AKARI THERAPEUTICS, PLC

(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-36288	98-1034922
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Boston Wharf Road FL 7 Boston, MA	02210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (929) 274-7510

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depository Shares each representing 2000 Ordinary Shares	AKTX	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share*		The Nasdaq Stock Market LLC

*Trading, but only in connection with the American Depositary Shares(ADS).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement

Merger Agreement

On March 4, 2024, Akari Therapeutics, Plc, a public company limited by shares incorporated in England and Wales ("Akari"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Peak Bio, Inc. ("Peak Bio") and Pegasus Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Akari ("Merger Sub"), pursuant to which, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into Peak Bio (the "Merger"), with Peak Bio surviving the Merger as a wholly-owned subsidiary of Akari.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Company common stock, par value $0.0001 per share (the “Peak Common Stock") (other than (x) shares of Peak Common Stock held by Peak Bio as treasury stock, or shares of Peak Common Stock owned by Akari, Merger Sub or any direct or indirect wholly-owned subsidiaries of Akari and (y) Dissenting Shares (as defined in the Merger Agreement), will be converted into the right to receive Akari American Depositary Shares (“Akari ADSs”) representing a number of Akari ordinary shares, par value $0.0001 per share (the “Akari Ordinary Shares”) equal to an exchange ratio calculated in accordance with the Merger Agreement (the “Exchange Ratio”), each such share duly and validly issued against the deposit of the requisite number of Akari Ordinary Shares in accordance with the Deposit Agreement (as defined in the Merger Agreement). The Exchange Ratio will be calculated such that the total number of shares of Akari ADSs to be issued as merger consideration for the Peak Common Stock will be expected to be, upon issuance, approximately 50% of the outstanding shares of Akari ADSs (provided, certain adjustments to this ratio will be made in respect of the net cash, as determined in accordance with the Merger Agreement, of each of Akari and Peak Bio at the close of business one business day prior to the anticipated consummation of the Merger). The Merger Agreement provides that, under certain circumstances, additional Akari ADSs may be issued to the holders of shares of Peak Common Stock following the consummation of the Merger equal to an exchange ratio calculated in accordance with the Merger Agreement (the “Additional Exchange Ratio”).

At the Effective Time, each warrant to purchase capital stock of Peak Bio (“Peak Warrant”) outstanding immediately prior to the Effective Time will be converted into and exchangeable for warrants to purchase a number of Akari Ordinary Shares or Akari ADSs, as determined by Akari (each, an “Adjusted Warrant”), on substantially similar terms and subject to substantially similar conditions as were applicable to such Peak Warrant immediately prior to the Effective Time, except (i) for terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement, (ii) as provided in the following sentence and (iii) such amendments to the terms of the Adjusted Warrants as are necessary to comply with applicable Law (as defined in the Merger Agreement). The number of Akari Ordinary Shares (or the number of Akari Ordinary Shares underlying Akari ADSs, as applicable) subject to each Adjusted Warrant will be equal to the number of shares of Peak Common Stock issuable upon exercise of such Peak Warrant immediately prior to the Effective Time multiplied by the Exchange Ratio, with any fractional Akari Ordinary Shares or Akari ADSs rounded down to the nearest whole Akari Ordinary Share or Akari ADS, as applicable, and the exercise price with respect to each Akari Ordinary Share (or each Akari Ordinary Share underlying Akari ADSs, as applicable) underlying such Adjusted Warrant will be equal to the exercise price of such Peak Warrant immediately prior to the Effective Time divided by the Exchange Ratio. The grant of the Adjusted Warrants will be effected as of the Effective Time, or as soon thereafter as is reasonably practicable, taking into account Parent’s administrative procedures. The Adjusted Warrants will be further adjusted, if applicable, to give effect to the impact of the Additional Exchange Ratio.

Each option to acquire shares of Peak Common Stock (“Peak Option”) that is outstanding and unexercised immediately prior to the Effective Time, whether or not vested, will be assumed and converted into an option to purchase a number of Akari ordinary shares or Akari ADSs, as determined by Akari (each, an “Adjusted Option”). The number of Akari Ordinary Shares (or the number of Akari Ordinary Shares underlying Akari ADSs, as applicable) subject to the Adjusted Option will be equal to the product of (i) the total number of shares of Peak Common Stock subject to such Peak Option immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio, with any fractional Akari Ordinary Shares or Akari ADSs rounded down to the nearest whole Akari Ordinary Share or Akari ADS, as applicable, and the exercise price per share of each Adjusted Option will be equal to the exercise price of such Peak Option immediately prior to the Effective Time divided by the Exchange Ratio. The Adjusted Options will be further adjusted, if applicable, to give effect to the impact of the Additional Exchange Ratio.

The Merger Agreement contains customary representations, warranties and covenants given by Akari, Peak Bio and Merger Sub. The Merger Agreement also contains customary pre-closing covenants, including covenants by each of the parties relating to conduct of their respective business prior to the closing of the Merger.  In addition, the parties have agreed to use their respective commercially reasonable efforts to take all actions necessary, proper or advisable to complete the Merger and the other transactions contemplated by the Merger Agreement, including making any required regulatory filings with respect to the Merger as promptly as reasonably practicable, except that neither Akari nor Peak Bio is required to divest any assets or businesses of Peak Bio, Akari or any of their respective affiliates and subsidiaries.

The Merger Agreement also provides that, from the earlier of the Effective Time of the Merger and termination of the Merger Agreement, each of Akari and Peak Bio is subject to certain restrictions on its ability to solicit acquisition proposals from third parties, to provide information to third parties and to engage in discussions with third parties regarding acquisition proposals, subject to customary exceptions. In addition, the board of directors of each of Akari and Peak Bio are required to recommend that their respective shareholders or stockholders vote in favor of the Merger, subject to exceptions for superior proposals and other situations where failure to effect a recommendation change would be inconsistent with such board’s fiduciary duties.

Consummation of the Merger is subject to various conditions, including, among others, (i) approval of the Merger Agreement and Merger by Peak Bio stockholders, (ii) Akari’s shareholders authorizing Akari’s board of directors to allot all Akari ordinary shares to be issued in connection with the Merger (to be represented by Akari ADSs), (iii) the absence of any law or order prohibiting consummation of the Merger, (iv) Akari’s Registration Statement on Form S-4 (to be issued in connection with the Merger) having been declared effective, (v) the Akari ADSs issuable to Peak Bio stockholders having been authorized for listing on Nasdaq, (vi) accuracy of the other party’s representations and warranties (subject to certain materiality standards set forth in the Merger Agreement), (vii) compliance by the other party in all material respects with such other party’s obligations under the Merger Agreement; (viii) the absence of a material adverse effect on the other party, (ix) the other party’s net cash being greater than negative $13,500,000 and (x) the PIPE Investment (as defined in the Merger Agreement) shall have been consummated simultaneously with, and conditioned only upon, the occurrence of the closing, and shall result in net proceeds to Akari of at least $10,000,000.

Either Akari or Peak Bio may terminate the Merger Agreement under certain circumstances, including if (i) the Merger is not completed by September 4, 2024, (ii) the other party's board of directors withdraws, modifies or qualifies its recommendation in favor of the transactions contemplated by the Merger Agreement or approves or recommends an alternative transaction or (iii) Akari’s or Peak Bio’s board of directors, as applicable, resolves to enter into a definitive agreement with respect to a superior proposal prior to obtaining approval of the Akari ADS issuance or Merger, as applicable, from Akari’s shareholders or Peak Bio’s stockholders, as applicable. The Merger Agreement also provides that under certain specified circumstances of termination described in the Merger Agreement, Akari or Peak Bio, as applicable, will be required to pay a termination fee equal to $300,000 and reimburse the other party for expenses related to the transaction up to $1.5 million.

Additional Information

The foregoing is a general description of the Merger and Merger Agreement; it does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 of this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement, which is attached as Exhibit 2.1, has been described above to provide investors and Akari shareholders with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Akari, Merger Sub or Peak Bio or any of their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may not have been intended to be statements of fact, but rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Merger Agreement. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by Akari’s shareholders or Peak Bio’s stockholders. In reviewing the representations, warranties and covenants contained in the Merger Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Merger Agreement to be characterizations of the actual state of facts or conditions of Akari, Merger Sub or Peak Bio or any of their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that Akari and Peak Bio publicly file with the SEC.

Voting Agreements

Concurrently with the Merger Agreement, Akari and Peak Bio entered into voting and support agreements (the “Voting Agreements”) with certain shareholders of Akari (the “Akari Shareholders”), and certain stockholders of Peak Bio (the “Peak Stockholders” and, together with the Akari Shareholders, the “Supporting Holders”). The Supporting Holders have agreed to, among other things, vote their shares in favor of the Merger Agreement and the Merger or the issuance of Akari Ordinary Shares in connection therewith, as applicable, in accordance with the recommendation of the respective boards of directors of Akari and Peak Bio.

As of March 1, 2024, the Akari Shareholders beneficially owned an aggregate of approximately 39.51% of the outstanding Akari Ordinary Shares. As of March 1 2024, the Peak Stockholders beneficially owned an aggregate of approximately 39.3% of the outstanding shares of Peak Common Stock.

The Voting Agreements will terminate at the earliest to occur of (a) the Effective Time, (b) receipt of approval of the Supporting Holders, as applicable, and (c) such date and time as the Merger Agreement is validly terminated.

The foregoing description of the Voting Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the form of the Voting Agreements, the forms of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On March 5, 2024, Akari and Peak Bio issued a joint press release announcing the execution of the Merger Agreement. The press release is attached as Exhibit 99.1 hereto.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing. In addition, Exhibit 99.1 contains statements intended as "forward-looking statements" that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.

Item 9.01	Exhibits and Financial Statements

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

2.1*	Agreement and Plan of Merger, dated as of March 4, 2024, by and among Akari Therapeutics, Plc, Peak Bio, Inc. and Pegasus Merger Sub, Inc.
10.1	Form of Voting and Support Agreement, dated as of March 4, 2024, by and among Akari, and certain stockholders of Peak Bio.
10.2	Form of Voting and Support Agreement, dated as of March 4, 2024, by and among Peak Bio and certain shareholders of Akari.
99.1	Joint Press Release of Akari and Peak Bio, dated March 5, 2024.
99.2	Email to Employees, dated March 5, 2024
99.3	Email to Investors, dated March 5, 2024
99.4	Investor Presentation, dated March 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

Forward-looking Statements

This current report relates to the proposed transaction pursuant to the terms of the Merger Agreement, by and among Akari, Pegasus Merger Sub, Inc., and Peak Bio and includes express or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, about the proposed transaction between Peak Bio and Akari and the operations of the combined company that involve risks and uncertainties relating to future events and the future performance of Akari and Peak Bio. Actual events or results may differ materially from these forward-looking statements. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity” “will likely result,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the Merger and related matters, including, but not limited to, satisfaction of closing conditions to the proposed transaction, prospective performance and opportunities with respect to Akari or Peak Bio, post-closing operations and the outlook for the companies’ businesses; Akari’s, Peak Bio’s or the combined company’s targets, plans, objectives or goals for future operations, including those related to Akari’s and Peak Bio’s product candidates, research and development, product candidate introductions and product candidate approvals as well as cooperation in relation thereto; projections of or targets for revenues, costs, income (or loss), earnings per share, capital expenditures, dividends, capital structure, net financials and other financial measures; future economic performance, future actions and outcome of contingencies such as legal proceedings; and the assumptions underlying or relating to such statements.

These statements are based on Akari’s and Peak Bio’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing for completion of the proposed transaction; uncertainties as to Peak Bio’s and/or Akari’s ability to obtain the approval of Akari’s shareholders or Peak Bio’s stockholders required to consummate the proposed transaction; the possibility that competing offers will be made by third parties; the occurrence of events that may give rise to a right of one or both of Akari and Peak Bio to terminate the Merger Agreement; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived on a timely basis or at all, including the possibility that a governmental entity may prohibit, delay, or refuse to grant approval, if required, for the consummation of the proposed transaction (or only grant approval subject to adverse conditions or limitations); the difficulty of predicting the timing or outcome of consents or regulatory approvals or actions, if any; the possibility that the proposed transaction may not be completed in the time frame expected by Akari and Peak Bio, or at all; the risk that Akari and Peak Bio may not realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the proposed transaction on relationships with Akari’s or Peak Bio’s employees, business or collaboration partners or governmental entities; the ability to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; significant or unexpected costs, charges or expenses resulting from the proposed transaction; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the proposed transaction; potential negative effects related to this announcement or the consummation of the proposed transaction on the market price of Akari’s American Depositary Shares or Peak Bio’s common stock and/or Akari’s or Peak Bio’s operating or financial results; uncertainties as to the long-term value of Akari’s American Depositary Shares (and the ordinary shares represented thereby), including the dilution caused by Akari’s issuance of additional American Depositary Shares (and the ordinary shares represented thereby) in connection with the proposed transaction; unknown liabilities related to Akari or Peak Bio; the nature, cost and outcome of any litigation and other legal proceedings involving Akari, Peak Bio or their respective directors, including any legal proceedings related to the proposed transaction; risks related to global as well as local political and economic conditions, including interest rate and currency exchange rate fluctuations; potential delays or failures related to research and/or development of Akari’s or Peak Bio’s programs or product candidates; risks related to any loss of Akari’s or Peak Bio’s patents or other intellectual property rights; any interruptions of the supply chain for raw materials or manufacturing for Akari or Peak Bio’s product candidates, the nature, timing, cost and possible success and therapeutic applications of product candidates being developed by Akari, Peak Bio and/or their respective collaborators or licensees; the extent to which the results from the research and development programs conducted by Akari, Peak Bio, and/or their respective collaborators or licensees may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval; uncertainty of the utilization, market acceptance, and commercial success of Akari’s or Peak Bio’s product candidates, and the impact of studies (whether conducted by Akari, Peak Bio or others and whether mandated or voluntary) on any of the foregoing; unexpected breaches or terminations with respect to Akari’s or Peak Bios’s material contracts or arrangements; risks related to competition for Akari’s or Peak Bio’s product candidates; Akari’s or Peak Bio’s ability to successfully develop or commercialize Akari’s or Peak Bio’s product candidates; Akari’s, Peak Bio’s, and their collaborators’ abilities to continue to conduct current and future developmental, preclinical and clinical programs; potential exposure to legal proceedings and investigations; risks related to changes in governmental laws and related interpretation thereof, including on reimbursement, intellectual property protection and regulatory controls on testing, approval, manufacturing, development or commercialization of any of Akari’s or Peak Bio’s product candidates; unexpected increase in costs and expenses with respect to the potential transaction or Akari’s or Peak Bio’s business or operations; and risks and uncertainties related to epidemics, pandemics or other public health crises and their impact on Akari’s and Peak Bio’s respective businesses, operations, supply chain, patient enrollment and retention, preclinical and clinical trials, strategy, goals and anticipated milestones. While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. A more complete description of these and other material risks can be found in Akari’s and Peak Bios’s respective filings with the U.S. Securities and Exchange Commission (the “SEC”), including each of their Annual Reports on Form 20-F and 10-K, respectively, for the year ended December 31, 2022, subsequent periodic reports, and other documents that may be filed from time to time with the SEC. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction, which joint proxy statement/prospectus will be mailed or otherwise disseminated to Akari’s shareholders and Peak Bio’s stockholders when it becomes available.

Any forward-looking statements speak only as of the date of this communication and are made based on the current beliefs and judgments of Akari’s and Peak Bio’s management, and the reader is cautioned not to rely on any forward-looking statements made by Akari or Peak Bio. Unless required by law, neither Akari nor Peak Bio is under no duty and undertakes no obligation to update or revise any forward-looking statement after the distribution of this document, including without limitation any financial projection or guidance, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This current report is not intended to and shall not constitute an offer to subscribe for, buy or sell or the solicitation of an offer to subscribe for, buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of, or offer to sell or buy, securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is for informational purposes only. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, Akari and Peak Bio expect to file with the SEC a Registration Statement on Form S-4. The Registration Statement on Form S-4 will include a prospectus of Akari and a joint proxy statement of Akari and Peak Bio, and each party may also file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT ON FORM S-4, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, RELATED MATTERS AND THE PARTIES TO THE PROPOSED TRANSACTION.

You may obtain a free copy of the Registration Statement on Form S-4, joint proxy statement/prospectus and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Akari will be available free of charge on Akari’s website at http://investor.akaritx.com/ or by contacting Akari’s Investor Relations Department at http://investor.akaritx.com/investor-resources/contact-us. Copies of the documents filed with the SEC by Peak Bio will be available free of charge on Peak Bio’s website at https://peak-bio.com/investors or by contacting Peak Bio’s Investor Relations Department at https://peak-bio.com/contact.

Participants in the Solicitation

Akari, Peak Bio and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Akari, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Akari’s Annual Report on Form 20-F for the year ended December 31, 2022 filed with the SEC on May 1, 2023, subsequent quarterly and current reports on Form 10-Q and -K, respectively, and other documents that may be filed from time to time with the SEC. Information about the directors and executive officers of Peak Bio, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Peak Bio’s proxy statement for its 2022 Special Meeting of Stockholders, which was filed with the SEC on October 19, 2022, the Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on June 29, 2023, subsequent quarterly and current reports on Form 10-Q and Form 8-K, respectively, and other documents that may be filed from time to time with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Security holders, potential investors and other readers should read the joint proxy statement/prospectus, included in the Registration Statement on Form S-4 carefully when it becomes available before making any voting or investment decision. You may obtain free copies of these documents from Akari or Peak Bio using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Akari Therapeutics, Plc

Date: March 5, 2024	By:	/s/ Rachelle Jacques
	Name:	Rachelle Jacques
	Title:	Chief Executive Officer